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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 1998
                                                         ----------------
                               Budget Group, Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-78274                  59-3227576
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


 125 Basin Street, Suite 210, Daytona Beach, FL                    32114
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                    ---------------
Former name or former address, if changed since last report:  N/A
                                                            -------


                       This document consists of 5 pages.

                         The Exhibit Index is at page 5.


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Item 5.  Other Events.

         On January 28, 1998, pursuant to a Plan and Agreement of Merger (the "Merger Agreement"), dated as of November 25, 1997, among Budget Group, Inc., a Delaware corporation ("Budget"), Cruise America, Inc., a Florida corporation ("Cruise America") and CA Acquisition Corporation, a Florida corporation and a wholly owned subsidiary of Budget ("Sub"), Sub merged with and into Cruise America (the "Merger"), and Cruise America became a wholly owned subsidiary of Budget. As a result of the Merger, each share of Cruise America common stock has been converted into the right to receive 0.28073 of a share of Budget Class A common stock.

         A copy of the press release announcing the Merger is attached hereto as
Exhibit 99.1.




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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  2.1    - Plan and Agreement of Merger dated as of November
                           25, 1997, among Budget Group, Inc., Cruise America, Inc. and CA Acquisition Corporation (incorporated by reference to Exhibit 2.1 of Registration Statement Form S-4, File No. 333-42327).

                  99.1   - Joint Press Release issued by Budget Group, Inc. and
                           Cruise America, Inc. on January 29, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BUDGET GROUP, INC.
                                  (Registrant)


Date: January 30, 1998             By:     /s/ Robert L. Aprati
                                      -------------------------
                                            Robert L. Aprati
                                            Executive Vice President, General
                                            Counsel and Secretary

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                                  EXHIBIT INDEX


         2.1      -        Plan and Agreement of Merger dated as of November 25,
                           1997, among Budget Group, Inc., Cruise America, Inc.
                           and CA Acquisition Corporation (incorporated by reference to Exhibit 2.1 of Registration Statement
                           Form S-4, File No. 333-42327).

         99.1     -        Joint Press Release issued by Budget Group, Inc. and
                           Cruise America, Inc. on January 29, 1998.


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